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                                                                   EXHIBIT 10(l)
             AMENDMENT #12 TO LOAN AGREEMENT DATED DECEMBER 1, 2001

                                 William Farber
                               32640 Whatley Road
                            Franklin, Michigan 48025

                                December 1, 2001

Mr. Larry Dalesandro Lannett Company, Inc. 9000 State Road Philadelphia, Pennsylvania 19136

    Re: Loan Agreement between William Farber ("Lender") and Lannett Company, Inc., a Delaware Corporation ("Borrower") dated August 30, 1991, as amended by Amendment #1 to Loan Agreement dated as of March 15, 1993, and by letter agreements dated August 1, 1994, May 15, 1995, December 31, 1995, June 30, 1996, November 1, 1996, September 9, 1997, June 30, 1998, December 30, 1998, December 31, 1999, October 1, 2000, and October 1, 2001.

Dear Larry:

This letter confirms that the Maturity Date for the Revolving Credit Loan (as defined in the Loan Agreement) is extended to December 1, 2002.


                                Very Truly Yours

                                By: /s/ William Farber

                                    William Farber


AGREED TO AND ACCEPTED:

LANNETT COMPANY, INC.

By: /s/ Larry Dalesandro

 Larry Dalesandro, Chief Operating Officer

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